FORWARD LOOKING STATEMENTS

When used in this annual report, and in future filings by Z-Seven Fund ("the Fund") with the Securities and Exchange Commission, in the Fund's press releases and in oral statements made with the approval of an authorized officer of the Fund the words or phrases, "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. All assumptions, anticipations, expectations and forecasts contained herein are forward looking statements that involve risks and uncertainties. Management of the Fund cautions readers not to place undue reliance on any such forward looking statements, which speak only as of the date made, and should be read in conjunction with other publicly available Fund information.

Management of the Fund will not undertake, and specifically declines, any obligations to release publicly the result of any revisions which may be made to any forward looking statements to reflect the occurrence of anticipated or unanticipated events.

                         Z-SEVEN'S STATEMENT OF PURPOSE
                         ==============================

     Our investment discipline is what begins to separate the Z-Seven Fund from other publicly traded investment companies (closed-end funds) and other investment companies (mutual funds) as well as other publicly traded companies (stocks). The cover is designed to highlight the principles behind a discipline that has weathered the ups and downs of economies, stock markets, industry trends, as well as countless predictable factors. These principles are based upon common sense solutions diligently applied from lessons learned by the making of mistakes and the dedication by the founder of Z-Seven, Barry Ziskin, throughout the eighteen-year history of the Fund, not to repeat these errors. In fact, Mr. Ziskin began utilizing this current discipline early in his Wall Street career long before the idea of beginning a closed-end fund. HIS CRITERIA FOR SELECTING HIGH-QUALITY, UNDERVALUED GROWTH STOCKS HAVE STOOD THE TEST OF TIME OVER A SPAN OF MORE THAN 25 YEARS.

     As you read further into the Annual Report, it will quickly become obvious, for those who do not already know to expect it, that not only do we talk about our strongest stocks, we also have a discussion of our poorer performing stocks as a regular feature; for it is through the lessons learned by mistakes that we continue to evolve as better investors. Our "Criteria for Stock Selection" section once again promises to bring the theoretical to life through the most meaningful examples in our portfolio of investments, and is followed by an in-depth look at our "Selling Discipline."

     The application of discipline, intended to reduce risk, while searching for rare and profitable investment opportunities, is our stated purpose. How we state this purpose through the information provided in the Annual Report reveals yet another purpose: to share with you not only our growth but also our thoughts, concerns, and lessons learned in the hopes of making us all better investors.

                                TABLE OF CONTENTS
                                =================

LETTER TO OUR SHAREHOLDERS . . . . . . . . . . . . . . . . . . . . .     3
The Year in Review . . . . . . . . . . . . . . . . . . . . . . . . .     3
2001 Distribution. . . . . . . . . . . . . . . . . . . . . . . . . .     4
Retained Capital Gains . . . . . . . . . . . . . . . . . . . . . . .     4
2001 Share Repurchases . . . . . . . . . . . . . . . . . . . . . . .     4
Outlook. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
THIS YEAR'S BEST QUESTION. . . . . . . . . . . . . . . . . . . . . .     7
STOCK PURCHASE CRITERIA AND SELL DISCIPLINE. . . . . . . . . . . . .    11
Accounting Procedures: Reliability and Conservatism. . . . . . . . .    11
Consistency of Operating Earnings Growth . . . . . . . . . . . . . .    13
Strength of Internal Earnings Growth . . . . . . . . . . . . . . . .    14
Balance Sheet:  Working Capital. . . . . . . . . . . . . . . . . . .    16
Balance Sheet:  Corporate Liquidity. . . . . . . . . . . . . . . . .    17
Price/Earnings Multiple and Owner Diversification. . . . . . . . . .    18
Sell Discipline: Based Upon the Same Common Sense Criteria
as for Stock Selection . . . . . . . . . . . . . . . . . . . . . . .    20
THE STRONGEST SEVEN. . . . . . . . . . . . . . . . . . . . . . . . .    24
THE WEAKEST SEVEN. . . . . . . . . . . . . . . . . . . . . . . . . .    28
PERFORMANCE AND FINANCIAL INFORMATION. . . . . . . . . . . . . . . .    31
PAST PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . . . . .    32
SPECIAL FEATURE OF THE FUND. . . . . . . . . . . . . . . . . . . . .    35
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . .    36
GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . .    37
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . .    38
REPORT OF INDEPENDENT AUDITORS . . . . . . . . . . . . . . . . . . .    50

                           LETTER TO OUR SHAREHOLDERS
                           ==========================


                               THE YEAR IN REVIEW
                               ==================

     This past year, with the tragedies that marked it, is certainly one we will not forget.

     Financially, no one could foresee the failure of lower interest rates to produce a profitable year for the stock market, for the first time in history, even when applied more aggressively than ever before. With the best probabilities on our side, we were aggressively positioned almost all year long, unaware that 2001 would prove to be the exception to the rule. Consequently, we paid the price with the worst year in our 18-year history.

     Z-Seven Fund closed 2001 on the NASDAQ at $4.19. The total investment return for our share price, which assumes reinvestment of distributions, had a decline of 39%.

     Z-Seven's net asset value was $4.27 at year-end. This is a drop of 36% in 2001, after adjusting for a distribution. Z-Seven's investment portfolio dropped 34% in 2001 (before expenses).

     During the fourth quarter, our net asset value decreased 5% to $4.27, after a distribution. While we rebounded somewhat during the later part of the quarter, our renewed attention to risk and preserving capital held back our short-term performance for most of this quarter.

     I must say, as the Fund's largest shareholder, it was my own Z-Seven investment that lost the most this past year. Still, what is particularly troubling is knowing that I let all of the other shareholders down, despite my best efforts which included noting risks beyond the scope of the seven criteria and avoiding investments that appeared to be opportunities, but were in fact landmines.

     This past year was very difficult for some of the best-known growth funds, many of which suffered substantially deeper losses than our fund. That does not, however, give us any meaningful consolation. I am very sorry that using historically-based models did not warn us of the highly unusual market forces of 2001. I will use this experience to help guide our investment strategy.

     It is my opinion that the worst for the stock market may not be over yet. Early in February, 2002, I found it necessary to protect our portfolio from further anticipated declines in the stock market. When market indicators show the downside risks are reduced, I will not hesitate to position for renewed growth.

                               2001 DISTRIBUTIONS
                               ==================

     The Fund paid a cash distribution on October 26, 2001 of approximately $0.26 per share. This represents 2000 net investment income of approximately
$0.04  per  share  and long-term capital gains of approximately $0.22 per share.

                             RETAINED CAPITAL GAINS
                             ======================

     Shareholders are allowed to increase the tax-cost basis of their shares by the net amount between retained gains and taxes paid.

     For an original shareholder, the initial purchase cost of $15 would be adjusted to $5 after stock splits in 1986 and 1997. This cost would then be added to the total of $4.06 per share in tax cost write-up (see chart) to allow a $9.06 tax-cost basis on Z-Seven shares purchased in 1984 at $15.

     Please consult your tax adviser with respect to your individual investment in Z-Seven.

     The following chart on the right is a history of retained capital gains and the related taxes paid by the Fund on a per-share basis. The amounts are adjusted to reflect the two-for-one stock split in December 1997 and the three-for-two stock split in April 1986.


                         Retained   Z-Seven's
                          Capital      Tax      Tax Cost
Years                      Gains     Payments   Write-up
-----------------------  ---------  ----------  ---------
1984-85                  $       0  $        0  $       0
1986                           .83         .22        .61
1987                          1.06         .34        .72
1988                          1.55         .53       1.02
1989                           .27         .09        .18
1990-92                          0           0          0
1993                           .64         .23        .41
1994                           .07         .03        .04
1995-96                          0           0          0
1997                          1.30         .45        .85
1998                           .35         .12        .23
1999-2001                        0           0          0
                                                ----------
Total Tax Cost Write-up                         $    4.06



                             2001 SHARE REPURCHASES
                             ======================

     Partially responsible for the long-term performance in our share price is the fact that we, at times, repurchase our own shares when they sell at a discount. This practice tends to create a floor for our share price just under our net asset value.

     During 2001, we repurchased 56,700 shares on the open market. These repurchases are made when the price is below net asset value, in accordance with Rule 10b-18 of the Exchange Act of 1934 and Rule 23c-1 of the Investment Company Act of 1940. Buying in this way insures that the net asset value is not diluted. To the contrary, these purchases (at small discounts) benefit our net asset value to some extent. Rule 23c-1 also prohibits the Fund from repurchasing shares if, to the Fund's knowledge, the seller of the shares is an affiliated person of the Fund [as defined in the 1940 Act Sec. 2(a)(3)].

     The problems of selling at large discounts have long plagued the closed-end fund industry, but most funds choose not to do repurchases because it decreases the adviser's fee by shrinking the pool of capital. We feel that REPURCHASING IS ANOTHER EXAMPLE OF Z-SEVEN PLACING THE INTEREST OF OUR SHAREHOLDERS FIRST and maximizing shareholder value.

                                     OUTLOOK
                                     =======

     A year ago, writing this Outlook section and formulating a profitable investing strategy, appeared "seemingly easy." History had proven, without prior exception, that lower interest rates not only theoretically improve the supply/demand dynamics of the stock market, but in actual practice have helped stock prices rise substantially, at an average of over 30%. Of course, there is always the exception to the rule, and 2001 proved to be just that.

     In This Year's Best Question (page 6) I discuss what went wrong during this past year. While time-tested investing methods should still overrule this year's glaring exception when positive monetary policies at home and abroad did not aid battered stock markets, the lesson learned is not to forget the unexpected.

     With these considerations, I believe Z-Seven Fund has excellent prospects for the future, whether or not they are realized this coming year. We offer exceptional value, with a weighted average P/E of less than six and a half at year end, and are building on a foundation of solidly managed companies that, for the most part, are continuing to perform relatively well during the economic slowdown.

     Giving up so much last year, due to the difficult and unpredictable market environment, leaves me humbled and mindful of the need to better protect our investment dollars as stock market conditions deteriorate; for as of yet, no meaningful, sustainable, or measurable bottom appears to have been reached.

     With the federal discount rate at 1 %, interest rates have already declined to levels I would not have expected. Consequently, it may not be reasonable to expect further help in the U.S. stock market. In London, where the shares of many of our largest investments trade, there exists further potential for declining interest rates. Still, the lack of the same potential here at home may serve to limit the extent of further positive monetary policy moves in the U.K.

     Whether the ultimate bottom comes in the new year, or sometime over the next few years, the ultimate collapse of the speculative bubble of the 1990s would be welcomed by us as an opportunity to invest in the companies that continue to meet our quality and growth criteria at undervalued stock prices. While we continue to search for these opportunities even now, they are currently few and far between.

     While my personal involvement is demonstrated through my share ownership and through my willingness to be compensated on the basis of my performance, my greatest incentive and blessing comes through the investments in Z-Seven by my family, my friends, and your families. You provide invaluable inspiration to me.

     I would like to thank all those who have demonstrated confidence in my growth/value discipline. Most of all, I am thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

     Our wonderful directors, Rochelle, Jeff, Maria, and Al, with their caring support and hard work, each brought significant improvements to our Fund and made it even stronger.


Sincerely,

/s/ Barry Ziskin
-----------------
Barry Ziskin       February 6, 2002



P.S. This report is dedicated to my daughter Ariana, who turns seventeen today. This report is also dedicated to my son Jacob, who will soon turn 5, and to the memory of my late father, my most valuable mentor.

                            THIS YEAR'S BEST QUESTION
                            =========================

     Of course, it's always pleasant to answer our shareholders' questions when our performance has been upbeat. This year, however, we must direct ourselves toward the question: "AFTER MANY YEARS OF SOLID, AND SOMETIMES OUTSTANDING, PERFORMANCE, WHY HAS MY Z-SEVEN INVESTMENT DONE SO POORLY LATELY?"

     After all of our past successes and failures, the most difficult failure for me to write about is the sizable loss we suffered this past year. During the first five years, ended Dec. 31, 1988, of our 18-year history, we were fortunate to invest in some of the best-managed companies in the developed world at single-digit P/E's, as our value criterion requires. Not surprisingly, the results were very positive, as evidenced by the fact that our full-cycle (peak-to-peak and trough-to-trough) appreciation exceeded 30%, annually compounded, and by our #1 ranking for the five-year period among "General Equity" closed-end funds by The Complete Guide to Closed-End Funds, by Frank Cappiello.

     Although 1989 was not one of our better years, our five-year rate of return continued to top the list in the 1990 edition of the same publication, as a result of earlier, stronger years.

     During 1989, our investment focus shifted from the majority of our assets being in domestic stocks to predominately European, due to a greater abundance of value there, particularly in smaller capitalization British shares. The one serious mistake I made was to underestimate the significance of rising interest rates in the U.K., and the impact this could have on the British economy.

     As a result of a record-long period of high interest rates, the U.K. suffered its longest recession since the global depression of the 1930's. Consequently, by 1992, small-cap British share indices dropped nearly 40% below the 1987 post-crash lows. Other European markets suffered as well, mostly to lesser extents through this period.

     Despite being invested in one of the hardest hit markets in the world during the difficult year of 1990, Z-Seven shareholders lost 1% that year, thanks to the outstanding valuations we were able to take advantage of. This flat year was in sharp contrast to the 30% to 76% (adjusted for distributions and foreign currency fluctuations) losses suffered by all other closed-end funds which invested entirely in, or predominately in, Europe during that year.

     From 1990 through 1996, Z-Seven's equity holdings were 70-98% invested in European shares. Through these seven years, while our performance figures lagged behind many U.S. funds, we continued to outperform the European-invested funds, with a cumulative adjusted total investment return of +109%. The next best performer of the group had a gain of 64% (similarly adjusted), while most of the others actually suffered losses for the full seven-year period, ranging as high as -61%.

     In 1997, we began our return to a mostly domestic, but still developed-world global investment portfolio, as we reduced the sizes of many U.K. and other European holdings. As a result, it is no longer helpful to compare us to mostly or entirely European-invested funds. During 1997 and 1998, with our return to a more balanced global mix, Z-Seven continued to perform better than 62% of all multi-country equity funds, even though we had another flat period, losing about 1%.

     What went wrong in 1999? Many funds, particularly those invested in hot stock groups such as internet stocks, shot the lights out in 1999. Yet, under the surface all was not well. While we found value in domestic small-caps in 1997 and 1998, many of these were in the electronics and telecommunications industries that felt the effects of "Asian Contagion," the mini-recession in those industries during 1999.

     Earnings growth records, that were once consistent, became in many instances a thing of the past. This trend was an even greater concern than deeper and more widely spread recessions, because it exposed a new challenge never before faced by our stock selection discipline. Normally, our "Consistency of Operating Earnings Growth" criterion, which requires the companies have a minimum of six consecutive years of growth in adjusted operating earnings, covers at least one complete, and sometimes two, business cycles. However, after the first couple of years of the 1990's, the economy was fortunate to have been without recession. Our normally excellent filter had lost much of its ability to weed out those companies that are cyclically vulnerable.

     While we now have a much smaller list of companies meeting all of our criteria, many of our investments over the past few years have been more susceptible to earnings disappointments than would be the case in more frequent, and historically more normal, business cycles. With this in mind, we have diminished the size of our investments that, despite meeting our 6-year criterion for Operating Earnings Growth Consistency, have had serious cyclical problems before that period, under basically the same top management. We are also rewarding companies with spotless longer-term track records by increasing our investments in them.

     While this may bode well for us in the long-term, higher interest rates in 1999 and 2000 eventually did cause the bear market and recession we had begun to cautiously plan for during the second half of 1999. As a result of missing a short-term speculative surge in the stock market (particularly in technology stocks) in late 1999 until early 2000, and being defensively positioned, our shareholders lost approximately 3% for 1999. At the same time, many U.S. funds which were not protecting themselves from loss racked up sizable gains on the back of a late-year rally, which continued until the NASDAQ Composite Index topped 5,000 in March of the next year.

     I regret we did not have a better year in 1999, as both shareholder and manager, but I continue to believe that our identification and early response to the risks of higher interest rates in a drastically overvalued, vulnerable stock market was the only sensible action to be taken. This appears especially true now in hindsight, after a two-year bear market which I currently believe is entering year number 3.

     In January of 2000, we continued to employ protective measures for our portfolio, and eliminated those stocks whose P/E's had expanded to ultra-high overvaluations. Nearly all of these eliminations during the year of 2000 were in technology-related stocks. Fortunately, these investments performed well enough for us that we eliminated each at substantial profits from where the stocks were first purchased.

     Although this defensive position was most pronounced through the first five months of the year, our cautious strategy continued to save our shareholders from losses until late in the fourth quarter. At that point, perceiving a buying opportunity and anticipating normally investor-friendly lower interest rates from the Federal Reserve Board, we returned Z-Seven to a fully-invested position, as best we could given those relatively few value opportunities available. As a result, despite a positive return throughout nearly the entire year of 2000 (even at our Annual Shareholders Meeting in December), the anticipated year-end rally did not occur and we ended that year with our share price down about 4%. Considering that the NASDAQ Composite Index suffered a record down year, and most of our predominantly U.S. portfolio is invested in NASDAQ-traded shares, we felt our small decline was an outstanding defensive showing.

     2001 - With all the historical evidence of outstanding stock market performance during the first year of interest rate reductions, we were aggressively postured for history to repeat itself in 2001. Our premature, in 20/20 hindsight, aggressive stance cost us dearly this past year, giving us a loss over 30% and making it by far our worst year in our 18-year history.

     As the year 2001 began, the Fund was making efforts to become fully invested. Very few stocks meeting our value criterion, however, could be found. Furthermore, to maintain our Registered Investment Company status, we were only able to increase the size of our investments to a limited extent.

     To hedge against the possible opportunity cost of a large cash holding, the Fund held call options on the S&P 500 and the NASDAQ 100 Indices (considered among the more liquidly traded options). These instruments allowed the portfolio to be fully invested in a potential stock market recovery that seemed imminent with the substantial lowering of interest rates. Unfortunately, history would not repeat itself, and these premature actions would prove to be unfavorable for the Fund.

     Following the attacks on September 11th, and subsequent market signals, we felt it necessary to protect the portfolio from general market decline. We hedged this perceived risk by holding put options on the same Indices, until indicators suggested a potential upturn in the market. Even then, we were concerned that the upturn would be short-lived, and market signals during the first few days of February, 2002 showed a need to reinstitute these protective measures.

     Not having originally expected such a long, drawn out bear market, I believe that I now understand this highly unusual cycle, and its enormous risks, better than I did before.

     Unfortunately, I don't believe we're "out of the woods" yet, and I am determined to do my best to guide our fund through these unusually difficult times.

     MEASURING PERFORMANCE - Although we have the facts and figures necessary to measure both share price and NAV performance, we have noticed that many shareholders do not take into account, the three consecutive ultra-large (both paid directly and as deemed) distributions of 1995-1997, nor the 2-1 stock split at year-end 1997. A total of $4.89 per share was distributed during these three years alone (adjusted for the 2-for-1 stock split). The total distributions for these three years are greater than the entire net assets of the Fund at this time. Being mindful of distributions and splits helps to place performance calculations into the correct perspective for the long-term shareholder.

                   STOCK PURCHASE CRITERIA AN SELL DESCIPLINE
                   ==========================================

     Among the features which set Z-Seven Fund apart are its carefully developed and closely followed seven criteria for stock selection, and its sell discipline. The seven criteria were developed by Barry Ziskin to reduce risk in the stock selection process.

     Thousands of publicly held companies throughout the developed world are analyzed yearly. To provide meaningful examples, we use our biggest investments to illustrate our criteria. This way, we provide new information on our largest positions and, at the same time, bring our criteria to life.

ACCOUNTING  PROCEDURES:  RELIABILITY  AND  CONSERVATISM

     "Companies must not defer operating expenses or prematurely realize revenues and must have an auditor's report on financial statements that is unqualified in all material respects."

     Without the credibility of conservatively reported earnings and balance sheet information, the other criteria would be meaningless. For this reason, we take the time and effort to make the stock selection process as valid as possible through in-depth analysis.

     IN LIGHT OF THE RECENT ENRON DEBACLE, it seems investors are finally prepared to pay attention to the quality of reported earnings and public financial statements.

     It is common sense that no company will actually pay any more income tax than tax laws require it to. The average investor can determine the difference between conservatively reported profits for income-tax purposes vs. profits reported to shareholders (book income) by reviewing the income-tax footnote of an annual report (SEE BOX ON NEXT PAGE).

     Tax actually paid is called "current tax." The extra tax, which would have been paid if the company paid taxes using the same accounting practices as used in reporting earnings to the public, is called "deferred tax." Adding the "deferred tax" to the "current tax" gives us the total income tax we see reported to shareholders.

EXAMPLE:

     CURRENT TAX   $30 MILLION
     DEFERRED TAX   10 MILLION
                   -----------
     TOTAL TAX     $40 MILLION

     In our analysis, we adjust earnings downward to reflect the more conservatively reported figures and insist that, on average, publicly reported figures are reasonably close (at worst), or under-reported (at best) versus income tax actually paid.

     This company actually paid only $30 million of the $40 million of the tax it reported on its income statement. EVEN IF A COMPANY LIKE ENRON, WHICH DID NOT COME CLOSE TO MEETING OUR OTHER CRITERIA, appeared to be solid on the surface, a quick examination of their reported earnings to the public vs. IRS would immediately make it obvious that they were, at the very least, AGGRESSIVELY REPORTING THEIR EARNINGS TO AN UNSUSPECTING PUBLIC. Despite many professional investors being duped in the Enron scandal, a simple analysis like the prior boxed example, would have shown:

               2000   1999   1998
              -------------------
                 (in  millions)

CURRENT TAX   $ 227  $  83  $  88
DEFERRED TAX    207     21     87
              -------------------
TOTAL TAX       434    104    175

     These amounts from Enron's 2000 annual report, under "Income Taxes," makes it apparent that each year Enron used accounting principles which resulted in reporting higher earnings to the public than more conservative tax reporting. In two out of the most recent three reported years, deferred tax approximated current (actually paid) tax. This means that Enron reported about double the earnings to an investor than they did when paying tax. A further analysis of this note is even more alarming, indicating only 23% of their deferred tax balance sheet assets were even possibly due to conservative accounting procedures (called "other"), while 77% of these assets came from operating tax loss and minimum alternative tax carry-forwards. This indicates that for years, the company has had a terribly difficult time trying to earn money, while deferred tax liabilities overwhelmed these mostly "technical" assets by greater than three-to-one.

     Deferred taxes usually are the result of "temporary timing differences." Different depreciation methods are used by most companies for tax purposes vs. financial reporting. The "accelerated" method used for tax purposes will show a higher depreciation expense in the earlier years and, thus, a lesser amount of taxes paid. For financial reporting purposes, a straight-line basis is used, resulting in lower depreciation expense and higher net income (earnings).

     Watch out for differences other than depreciation in recognizing income and expenses that cause deferred taxes to increase consistently year after year. Becoming familiar with the companies' individual accounting practices and their impact on your existing holdings, as well as your prospective investments, is well worth the time involved in learning and applying good common sense to protect your financial assets.

     In some European countries, such as France and Switzerland, the "Pro-visions" note to the "Group Consolidated Balance Sheet" is the only source of deferred-tax information. In Italy and Germany, not all public companies make this disclosure which tells how conservatively earnings are reported. If this vital data is not available, we simply do not invest in that company.

     As of year-end, our JARDINE LLOYD THOMPSON GROUP PLC (JLT) holding was by far our largest, and has been in the portfolio a little over six years. It has been used as an example for every purchase criterion except this most important one. JLT's earnings reported to Inland Revenue, the British equivalent to the I.R.S., have averaged in excess of 3% higher than those figures reported to shareholders during the latest five years. Obviously, they would not be paying this tax unless necessary. So how are earnings reported to the public less than the minimum the Inland Revenue will accept? The use of reserves, which are unfortunately not tax deductible, allows a company to be even more conservative in its public reporting of earnings. During the latest three years, both tax reporting and public reporting have been exactly identical. THIS IS ABSOLUTELY IDEAL, and we wish more companies would follow their example.


CONSISTENCY  OF  OPERATING  EARNINGS  GROWTH

     "At least 10% growth in adjusted pre-tax income in each of the six most recent years."

     As we search for the best managed companies, WE LOOK FOR COMPANIES THAT HAVE PREDICTABLE EARNINGS GROWTH regardless of changes in the economy or in their particular industries or product areas. We only invest in those companies that have done well in both prosperous and difficult times.

     With all the publicity about the record-long economic expansion in the U.S. only recently entering a recession, it may be surprising that the S&P 500 Index has suffered two years of down earnings, one of which was down more than 25%, over the latest decade of reported earnings (1990-2000). The companies in our portfolio have averaged approximately one half of one down year during the same period. We believe the consistent strength of corporate earnings growth within our portfolio gives us the potential for good long-term results.

     When we say "growth in adjusted pre-tax income," we mean operating growth after adjusting for non-operating items, such as interest and investment income, foreign currency movements, reserves, non-recurring, and extraordinary items. We also adjust for tax accounting to put each year on comparable and conservative footing.

     We do not adjust for interest expense, which is a cost of doing business, whether for financing inventories or long-term interest on mortgage and public debt (bonds). Management needs to be held accountable for adding debt, along with its costs and risks.

     Many companies appear to have consistent growth due to their planned timing of significant accounting events that have nothing to do with the true operating picture. Our extra work put into the analysis is worth the effort to find companies that are the best managed.

     BARRATT DEVELOPMENT PLC, our sixth largest holding, is proof positive that not all companies in cyclical businesses are having difficulty with the current recession. In this case, this housing developer is quite the opposite. It has attained an unbroken record of continuous earnings growth during the most recent nine years.

     Adjusted for non-operating profits and charges, Barratt has not only increased pre-tax profit by the necessary 10% for six consecutive years, but by 20% or better in each of the most recent five years. During the most recent fiscal year, it again achieved substantial growth, lifting profits from ordinary operations by 21% above the prior year's record earnings.

     Like JLT, Barratt Development is an outstanding U.K.-based growth company that to our delight continues to defy the current recession.

STRENGTH  OF  INTERNAL  EARNINGS  GROWTH

     "Adjusted pre-tax income, exclusive of acquisitions and divestitures, must have grown at an annually compounded rate of at least 20% for the most recent six-year period."

     Over a six-year period a company must triple its operating profits to qualify as an investment.

     The criterion for "Accounting Procedures" assures that we have credible reported figures. Our criterion of "Consistency of Operating Earnings Growth" identifies companies with predictable earnings growth regardless of the state of the economy, industry, or product cycle. The criterion "Strength of Internal Earnings Growth" further reduces risk by seeking companies that meet all the criteria, including showing growth at a pace that is tripling their profits over this six-year period. At this pace, even if its P/E multiple would contract by an astonishing two-thirds, a tripling in earnings would provide ultimate long-term protection.

     Over the years, many brokers have tried to sell "emerging growth" companies (internet-related and others) based on future earnings expectations, rather than historical results. This substantially increases the investment risk. The losses many investors have suffered at times in these "emerging growth stocks" bring back painful memories for experienced investors. The "Internet" crowd seems to have predictably learned their lessons as well during 2000 and 2001.

     Growth does not necessarily mean increased risk. Quality growth companies can be profitable investments during bull as well as bear markets.

     Our third largest investment is U.S. PHYSICAL THERAPY, INC., only in our portfolio a little over seven months. It is one of two new domestic holdings which rank among our biggest, both started at approximately the same time (See "Balance Sheet: Corporate Liquidity" featuring Forrester Research, page 17).

     As of their latest report (nine months ended Sept. 30th) U.S. Physical Therapy and its partners operated 157 outpatient clinics in thirty-one states and managed six others for third parties. If they reached their year-end goal, as expected, the number of clinics operated has since grown to 165-170. After not just tripling, as required, but actually growing their profits six-fold from 1995 through 2000, one may think this simply reflects a strong economy, coupled with their miniature size. This little company, even after all that growth, still earned less than $10 million in their latest reported year.

     So, how are they doing during the recession year of 2001? Better than ever before, with patient visits up 25% year-over-year during the latest quarter, keeping pace with growth earlier in the year (24% for the entire nine months). They have leveraged this strong revenue growth by carefully controlling the expansion of fixed expenses. As a result, pre-tax income rose by more than 80% during the first nine months. Although comparisons are getting a little tougher, pre-tax income continues to grow sequentially, and the latest quarter growth rate exceeded 70%, year-to-year. There really aren't very many companies showing strong growth these days; however, U.S. Physical Therapy is an outstanding exception to the rule.

     In addition to these excellent results, they are also one of a minuscule minority that can confidently project their outlook in this current environment. Roy Spradlin, C.E.O., quoted on November 5, 2001, "We remain positive on the outlook for the fourth quarter. The availability of talented and qualified therapists for the company's clinics, and the reimbursement environment for health care providers, both appear to be favorable for the next quarter."

BALANCE  SHEET:  WORKING  CAPITAL

     "One of these three conditions must be met: a) 2:1 or better current ratio,
b) 1:1 or better quick asset ratio, or c) working capital in excess of market valuation (total shares outstanding times current market price)."

     "Current  ratio"  means  current  assets  divided  by  current liabilities.
"Quick asset ratio" means current assets, excluding inventories, divided by current liabilities. "Working capital" means current assets less current liabilities.

     For a retailer or wholesale distributor, the current ratio is the best measure of working capital since their businesses have high inventory requirements. For a service company, there are no inventories; thus the quick asset ratio should be used. Because different types of businesses have varying needs, we use alternative balance sheet criteria. Still, do not confuse this flexibility with a lack of discipline since most companies do not meet any of our alternative requirements.

     This is particularly the case in Britain, where companies tend to have little or no long-term leverage, and are therefore generally pretty tight on working capital. Still, five of our seven largest holdings are British. In last year's annual report, we discussed Jardine Lloyd Thompson PLC, now our largest investment, as our example for this criterion. This year, we turn to another British holding, ROXBORO GROUP PLC, as our working capital example.

     Roxboro, our fifth largest holding, not only exceeds a 2:1 current ratio, but also easily exceeds our alternative quick ratio requirement, as of its latest reported balance sheet, and has done so for years. The heavy manufacturing (specialty electronics) nature of their businesses, as well as their appetite for niche acquisitions, would argue against such a strong balance sheet. This is, however, where outstanding management deserves considerable credit for achieving profit margins, even in a depressed economy, which generate the cash flow necessary for a healthy financial foundation.

BALANCE  SHEET:  CORPORATE  LIQUIDITY

     "Long-term debt must be less than either: a) working capital, b) cash and cash equivalents, or c) latest twelve months' cash flow. 'Cash flow' means net income plus depreciation, amortization, i.e., the difference between revenues and all cash expenses (including taxes)."

     The average S&P 500 company, weighted by market value, has massive debt (both long-term and short-term) totaling more than twenty times its working capital.

     While, several companies in our portfolio at year end have no debt at all, the average Z-Seven company, also weighted by market value, has total debt including short-term debt (not part of this criterion) of about half its working capital.

     FORRESTER RESEARCH, INC., our fourth largest holding, is a leading provider of research analysis on emerging technologies. While other companies serving the internet economy have been brutalized, this domestic gem, like the British example used for the preceding balance sheet criterion, continues to protect its profit margins. This results in excellent cash flow and, as a result, an outstanding balance sheet.

     As of their Sept. 30, 2001 balance sheet, Forrester's working capital, all liquid since this service business has no inventories, increased 28% in the most recent nine months reported. Nearly 74% of all liabilities are advance subscriptions which are paid off simply by fulfilling the remainder of these subscriptions. Therefore, cash and equivalents are considerably greater than working capital. Neither cash nor working capital, however, can really be compared to long-term debt, since this company is one of our many holdings that do not have a single cent of debt, either long-term or short-term.

PRICE/EARNINGS  MULTIPLE  AND  OWNER  DIVERSIFICATION

     "Shares must sell for less than 10 times our estimated earnings per share for the current fiscal year."

       "Less than 10% of outstanding shares must be held by investment companies other than Z-Seven."

     The "Price/Earnings Multiple and Ownership Diversification" criteria are discussed together because greater institutional buying results in a higher price/earnings multiple, while the opposite is true when institutions sell. Institutional ownership data is now more available than it had been in the past. The "Price/Earnings Multiple" criterion is the more relevant of the two requirements. The following examples will therefore focus only on value, using the price/earnings ratio.

     In periods of general undervaluation in the marketplace, a greater number of stocks meet all seven criteria since more stocks sell for under ten times earnings. The opposite has held true during a period of general overvaluation.

     Even after such a difficult year as 2000 was, large-capitalization stocks are clearly overvalued in today's market through nearly any measure of historical perspective. This is even true for high-techs, which recently suffered the most.

     When we looked for value this year, where did we find it? This year, the new values we found were in the United States among companies still expecting consistent growth in operating earnings, at the time we had opportunity to invest in them at single-digit price/earnings multiples. Unfortunately, these bargain opportunities in undervalued, consistent growth companies remain in alarming scarcity, even after the serious stock market decline during 2000-2001.

     Most of our largest pre-existing holdings, however, reside in the United Kingdom where some outstanding values can be found. Particularly hard hit during the most recent year were stockbrokers and investment managers, two of which are significant investments for Z-Seven. While these two companies enjoyed excellent recoveries during the fourth quarter, their share prices suffered declines that placed them in our Weakest Seven for 2001 (see page 28). Even after their poor showing for the year, they have proven profitable for us over the approximately three to four years we held them. While they climbed 34% and 71%, respectively, during the latest quarter of 2001, and not as appealing on a value basis as they were merely 90 days before, these British stock brokers/investment managers remain excellent values and are being singled out as examples of our "Price/Earnings Multiple" criterion.

     Z-Seven's second largest holding is RATHBONE BROTHERS PLC, one of the British asset management and brokerage companies referred to.

     Its shares traded at 892.5 pence at year end, nearly triple our first purchase price in 1997, and, yet, under its cash per share. The company owes no debt to net against its cash of 978 pence per share, which keeps soaring (more than double during the latest three years). The business which generates all of this excess cash has also generated strong and consistent earnings growth for at least twenty consecutive years, until its modest decline during recession-riddled 2001, is being given away for less than zero, when subtracting its cash per share from its market price. Considering all these things, Rathbone is already a bargain, even before noting that cash and growth in assets under management continues to exceed 20% per annum growth as of their latest report for the first six months of 2001.

     Let's take a look at a considerably smaller British portfolio management company, BREWIN DOLPHIN HOLDINGS PLC. Brewin Dolphin, our seventh largest holding, has not been tested over nearly as many economic and financial market cycles as Rathbone. Still, Brewin completed its seventh year of consecutive profit growth before being impacted by a difficult 2001 that saw a 30% decline in operating pre-tax income. This has caused an avalanche in the stock price that even its recent earnings may not explain. As well-managed as Brewin Dolphin appears to be, record earnings are not likely to bring a question of "if," but rather "when" they will resume. In my opinion, Brewin Dolphin will possibly within a year surpass the 10 pence per share it earned in fiscal year 2000, perhaps by as much as 25% to 12.5 pence. While its balance sheet is not nearly as strong as Rathbone's, Brewin's cash per share supports 21% (almost 27 pence per share) of its 126.5 pence market price, at year-end. Therefore the business which generates all this cash is only being valued (126.5 pence less 27 pence) at not even 8 times next year's potential earnings.

     There is plenty of value in Z-Seven's stock portfolio besides Rathbone Brothers and Brewin Dolphin. According to our earnings estimates, Z-Seven's average P/E ratio is just 5 times our estimate of 2002 earnings. Although our Westfair Foods holding is less than 1% of our stock portfolio, its earning's are substantial. We, and many other class A shareholders, believe its earnings are attributable to our class as well as common, a point being argued in court by the parent which owns 100% of the common. Removing what we believe to be our share of Westfair's earnings from the total of our share of earnings among all Z-Seven equity investments reduces this total significantly; thereby increasing our weighted average P/E ratio. Still, even without the benefit of Westfair earnings, our weighted average P/E ratio is less than six and a half.

     By sharp contrast, the S&P 500 companies (index at year-end 2001 was 1148.08) had a P/E ratio of nearly twenty-three and a half times the $49.32 "Zack's Most Accurate Forecast" estimate of 2002 earnings. The current price/earnings multiple of less than six and a half for Z-Seven's portfolio offers outstanding value at more than 70% discount to the S&P 500 price/earnings multiple of nearly twenty-three and a half.

     Over the last ten years, the companies in Z-Seven's current portfolio have increased their pre-tax earnings at a 34% rate, annually compounded, which is nearly four times the 9% growth rate for S&P 500 earnings.

SELL  DISCIPLINE:  BASED  UPON  THE  SAME  COMMON  SENSE  CRITERIA  AS FOR STOCK
SELECTION

     Investors often comment that portfolio managers and analysts have many reasons for purchasing shares in a company and never deal with the terms of selling. Not being disciplined in when to sell can be even more dangerous than leaving buy decisions to chance and emotion.

     Our stock selection criteria are designed to minimize investment mistakes by not repeating them. This is a concept that has been the guiding principle for Barry Ziskin as a money manager.

     There are seven events that will cause us to IMMEDIATELY REDUCE OR ELIMINATE shares from our portfolio:

     1. ANY BREACH OF OUR "ACCOUNTING PROCEDURES" CRITERION. Once the company begins to hype their reported figures, or stops disclosing enough information to make a determination as to how conservatively earnings are reported, it has removed the most important foundation upon which reasonable analysis can be built. We rarely find this rule breached, as most companies which have once met this most important criterion continue to do so.

     While other criteria may cease to be met without having to sell the entire holding, the "Accounting Procedures: Reliability and Conservatism" criterion is the foundation upon which the quality, growth, and value characteristics we seek are based.

     2. THE BREACH OF OUR "CONSISTENCY OF OPERATING EARNINGS GROWTH" CRITERION WILL ALSO RESULT IN IMMEDIATE ELIMINATION OF OUR HOLDING unless we see good reason to expect this breach, whether realized or anticipated, to be minor or short-term in nature. We look for early warning signs so that, if necessary, we may try to sell the shares before the bad news is out, and the price drops.

     A long-term change in our companies' profitability and growth happens infrequently; so we rarely need to implement it. More often than not, if one of our companies is slowed down by a recession, or has unusually high profits to compare against, it represents a temporary flattening out or "blip" in an otherwise excellent long-term growth record. These companies tend to quickly return to their successful performance. It is our desire to maintain smaller positions in these companies.

     We still take immediate and prudent risk-reduction action even in these cases. In those markets benefiting from lower interest rates, we reduce most of our exposure by cutting back these investments to just one third of our targeted position size for stocks that continue to meet the purchase criteria.

     Why do we not just sell them immediately and reinvest all of the proceeds into those stocks that continue to meet all of the criteria? Most often, alarm bells do not ring! We, of course, look for warnings: substantial unloading of shares by key officers; disconcerting conversations with management and others in its industry; new inexperienced operating management replacing successful key people; as well as a multitude of other signs. Unfortunately, by the time we are aware that there will be an interruption in a company's growth pattern, the market price of its shares and the lack of buyers in some thinly traded issues does not offer the seller a real opportunity. In many instances, the stock is at a bargain price due to an overreaction by the market. This most often occurs in bear markets and during recessions, when panic runs rampant.

     3. THE BREACHING OF OUR "CONSISTENCY OF OPERATING EARNINGS GROWTH" CRITERION CAN RESULT IN ELIMINATION OF THE POSITION IN ITS ENTIRETY WHEN THE COMPANY'S MANAGEMENT LOSES CREDIBILITY. The position will be sold when reported results are significantly worse than we were led to believe. We can make no reasonable determination of long-term growth potential if we are misinformed by the company in the short-term. Following this rule has saved us money over the years, and continued to in 2001. Keeping its caution in mind also helped us avoid making investments in both high-tech and non-tech companies, on both sides of the Atlantic, that would prove to have a difficult year.

     4. THE BREACHING OF OUR "BALANCE SHEET: WORKING CAPITAL" CRITERION WILL RESULT IN THE ELIMINATION OF THE INVESTMENT IN THAT COMPANY IF NEGATIVE WORKING CAPITAL IS REPORTED. This rule, while it is important, has very rarely been implemented. A nominal (non-deficit) breach in our working capital criterion due to the seasonal nature of some businesses, or temporary shifts between short-term and long-term debt, is not a serious worry, as long as our other criteria are met. Still, the nominal breach requires the immediate reduction of our exposure to risk by selling the position to one half of the targeted size for stocks that meet our other criteria.

     5. RESTRICTIVE MONETARY POLICIES AND EARLY WARNING SIGNS TO FUTURE STOCK PRICES PROVIDED BY DIVERGENT TRENDS IN MAJOR STOCK MARKET INDICES VS. INDIVIDUAL STOCKS (THE BROAD MARKET) REQUIRES US TO ELIMINATE HOLDINGS WHICH HAVE EVEN A SLIGHT INTERRUPTION IN ANNUAL OPERATING EARNINGS GROWTH CONSISTENCY.

     As we explained under "Sell Discipline" criterion #2, an inconsistency in operating earnings growth results in a reduction to a one-third position. The remaining position will be completely sold, if both monetary policies and divergent market trends are negative. It would take these companies six years to requalify regardless of their ability to resume continuous growth in operating profits. In certain cases, minimal positions are kept in deeply undervalued holdings, awaiting better valuation opportunities, even if interest rates rise.

     6. WHEN NEGATIVE MONETARY AND DIVERGENT TREND SIGNALS PERSIST, WE ELIMINATE ALL REMAINING STOCKS THAT NO LONGER MEET THE PURCHASE REQUIREMENTS. ALL THOSE CONTINUING TO MEET ALL PURCHASE CRITERIA REMAIN IN OUR PORTFOLIO AS VALUABLE LONG-TERM INVESTMENTS REGARDLESS OF GENERAL ECONOMIC AND STOCK MARKET FACTORS.

     This selling discipline was particularly relevant during 2000. Normally, companies that are well above our buying price, but still continue to show consistent operating earnings growth, are reduced to one-half positions. However, during that year's environment of credit tightening with higher interest rates and the negative divergent market trends continuing to exist, we eliminated those significant holdings that no longer meet all our purchase criteria.

     In early 2000, we eliminated seven holdings in growth stocks as discipline #6 caused us to realize profits after their soaring P/Es caused exceeded our valuation requirement. Five of the seven eliminated were high-technology domestic stocks traded on the NASDAQ (Oracle Systems, AVT Corp., Plexus, Kronos, and Synopsys). Before the year was over, we found an even better price opportunity than existed in January to also sell Avocent (formerly known as Cybex Computer before merger with Apex) and took advantage of the opportunity. The NASDAQ Composite finished that year with its worst annual decline in its entire history!

     In 2001, we had opportunity to buy Plexus and Avocent after substantial drops in share price at much lower P/E's.

     7. SOMETIMES WE HAVE NO CHOICE! IN THE EVENT OF A TAKEOVER OR GOING-PRIVATE TRANSACTION, OUR DESIRED LONG-TERM HOLDING PERIOD FOR WELL-MANAGED COMPANIES, WHICH CONTINUE TO MEET ALL OF OUR CRITERIA, IS CUT SHORT.

     The high quality growth companies in Z-Seven's portfolio are attractive for potential acquisitions. The companies that meet our criteria are the very best publicly owned businesses we can find. When the shares of some of these companies are trading at less than ten times estimated earnings, potential acquirers may also take notice. In addition, these values may stimulate insiders to take over the company in a management buy-out.

                     THE STRONGEST SEVEN & THE WEAKEST SEVEN
                     =======================================

     In this section, we will discuss our Strongest Seven, the portfolio's top seven gainers in percent return, ranked from our portfolio's largest investment holding to our smallest. This will be followed by a discussion of the seven lowest performing stocks, our Weakest Seven, in the same order.

     In keeping with our commitment to long-term analysis, we will continue to include only holdings that have been in the portfolio for the entire year. All calculations are made in local currencies. Currency risks are hedged.

                               THE STRONGEST SEVEN
                               ===================

     The year of 2001 brought with it a great number of challenging circumstances. We suffered with another year of the bear market, despite the usually reliable remedy of lower interest rates in record doses.

     Before beginning with the year's best (in order of investment size), I would like to take my hat off to the fine year that many of our largest holdings had in 2001. The NASDAQ Composite Index, of course, was down substantially, preceded in 2000 with the worst decline in its history.

                      1. JARDINE LLOYD THOMPSON GROUP PLC
                        --------------------------------

     Beginning with our largest investment, Jardine Lloyd Thompson (JLT) once again earns a place in the Strongest Seven. This successful British wholesale insurance broker's share price almost doubled during 2000, which was not exactly the best year for British investments. Still, even during the first nine months of 2001, it held this gain during this difficult period and, the wind finally at its back during the final quarter of 2001, JLT's share price finished the year up nearly 28%, almost quadruple what we first purchased the company at in 1995's fourth quarter. This does not include a solid 2001 dividend which added further to its total return.

     As outlined in our buying discipline, we increased our JLT position to a double size a little over three years ago when it traded below the company's cash less debt per share. Since then, earnings growth continues steady. Most of JLT's nearly quadrupled price gain is attributable to its industry grouping no longer being out of favor in the market. We sold some JLT along the way up, due to the risk of its price no longer being below its cash.

     In early 2001, we focused on larger holdings of companies with excellent records of continuous growth extending beyond the six consecutive years necessary to our Consistency of Operating Earnings Growth criterion back to the last meaningful recession of 1990-92. JLT passed this test and, when still an excellent value in early 2001, we added again to our investment.

                           2. BARRATT DEVELOPMENT PLC
                              -----------------------

     Another of our largest investments, fourth among those in the portfolio for the entire year and sixth largest overall, Barratt Development PLC, a housing developer, performed even better than JLT during the difficult year of 2001. In fact, it was the strongest of all our British holdings, with an increase of 42% that does not even include a considerable dividend.

     While lower interest rates on mortgages help the housing industry, in the current recession, consumer demand remains soft for new homes in the U.K. Therefore, credit Barratt's management for being able to buck the trend (see our "Consistency of Operating Earnings Growth," page 13).

     Since first purchased around year-end 1998, Barratt's market price increased more than 30% in just over a year. At that time, as rising interest rates on both sides of the Atlantic made us take a hard look at the risk of each of our holdings, we sold less than half of our shares. Specifically, although Barratt's profits were growing during most of the 1990's, their earnings for the most part were only strong when it had a favorable economic wind at its back. When viewing Britain's last major recession (1989-1992), Barratt was not able to buck the down years, and suffered some miserable years.

     The company is progressing just fine this time, however, both when mortgage rates were rising and even in this current recession. As a result, we purchased some 30% more Barratt back in the initial quarter of 2001. For the three years since our first purchase, its share price has gone up more than 90%, despite difficult market conditions.

     Much like JLT, most of Barratt's gain is more a result of their shares being undervalued than the extent of the earnings gain. Another factor favorably impacting Barratt's price is that it is among the few companies continuing to achieve earnings growth in such a difficult economic environment,. It is still a bargain, and I wouldn't be the least bit surprised to see further outstanding performance.

                               3. NATIONAL DENTEX
                                  ---------------

     This consistently growing chain of dental supply labs is benefiting from increasing investor awareness, as many are on the lookout for companies that do not have vulnerability to the economic downturn. National Dentex's share price increased 23% this past year, even when most stocks, in this country, were down. It is our sixth largest investment that has been in our portfolio for at least the full year of 2001, and our eighth largest overall.

     National Dentex has been a Z-Seven investment for more than seven years, having been first purchased towards the end of 1994. More than 40% of our original National Dentex position had been sold less than a year after they were bought, as a rise in the price took it beyond the bargain prices we require for purchase. While activity has been basically flat, until its 23% rise this past year, its stock price is now almost triple what we first paid back in late 1994.

                                4.  HUGHES SUPPLY
                                    -------------

     Our next largest in this section is Hughes Supply, a wholesale distributor of construction materials, plumbing equipment, and supplies. This is our seventh biggest holding overall. Hughes' stock price increased the most, on a percentage basis, of all Z-Seven's holdings this past year, with a gain for the most recent year of 2001 of over 70%.

     Hughes was among of the first to suffer a downturn in earnings during 2000, well before the rest of the economy, due to its interest-rate-sensitive business. Its earnings are now, therefore, benefiting from easier comparisons than exist in most other types of businesses. Although Hughes' earnings have not as yet returned to a growth pattern, some investors are beginning to anticipate better days ahead for Hughes.

     In 2001, Hughes Supply suffered a 17% drop in share price, causing it to be one of our Weakest Seven stocks. As I've often said, one year's weakest may well be next year's strongest; that certainly proves true in the case of Hughes Supply.

                          5.  INSIGHT ENTERPRISES, INC.
                              -------------------------

     Insight is our next largest stock of those performing the best for us in our most difficult year ever, and our twelfth biggest overall (see financial information on our twelve largest investments on page 31). It is a marketer of computers and related products, based here in Arizona. The management of this company has greatly impressed us over the nearly five years we have owned its shares. We think of it as a forward-thinking growth company with an entrepreneurial spirit.

     The stock price this past year returned to its more accustomed position as one of our best, rather than last year's inclusion in our Weakest Seven. Here is another fine example of how many stocks that are among our worst performers during the course of any one single year have the potential to turn into one of our best the following year.

     Despite Insight's efforts to make their shares less volatile, through frequent stock splits, the stock appears to be as volatile today as it was when we first bought it. It is not unusual to see these shares get cut in half, over a short period, even when its earnings are way up (sometimes nearly doubling over the same period).

     The big slide in technology and computer stocks on the NASDAQ hit Insight hard, with a 34% share price decline in 2000. Insight's share price fell even further by the end of the 2001 third quarter, but a 74% rise in the fourth quarter (best in our portfolio) propelled the stock to a 37% gain for the full year of 2001.

     The stock price is now more than quadruple what we paid less than five years ago. We sold most of our Insight shares the first two years we owned them, as the price quickly rose to exceed the maximum our P/E multiple criterion allows.

     We added to our Insight holding during the first half of 2001. This was when its share price showed us the first opportunity in a long time to have it meet our value requirement for purchase. The price, however, was less when we sold approximately the same number of shares during the last four months of the year. Most were sold during the fourth quarter at a loss of less than 10%, when earnings began to slip, breaching our Consistency of Operating Earnings growth buy criterion.

                              6.  STRATTEC SECURITY
                                  -----------------
                          7.  BALLANTYNE OF OMAHA, INC.
                              -------------------------

     Strattec Security and Ballantyne are so small within our portfolio, accounting for less than 2% and 1% respectively, of Z-Seven's net assets, that they are being discussed together. These companies are both domestic holdings and have varying forces causing their good performance this past year.

     Interestingly, even in this difficult economy, Ballantyne of Omaha is the only one of our holdings currently showing a loss in operating earnings. This is most likely the cause of its poor performance in 2000, when it was among our Weakest Seven. Just like Hughes Supply and Insight, one year's worst is next year's best.

     Both Strattec and Ballantyne rose after initially overdone reactions to a downturn in the business of their main customers. These would be major domestic auto manufacturers for Strattec's lock systems, and once growing but now financially-troubled cinema chains for Ballantyne's movie projectors.

     Helped by a late year wind at their back, both Ballantyne and Strattec rose 22% in the 2001 fourth quarter. As a result, Strattec rose nearly 14% during the full year, while Ballantyne rebounded more than 44%, still down substantially from what we paid about three years ago.

     In the case of Strattec, most shares bought more than 3 years ago were sold for both small losses and small profits this past year. These sales, like those of Insight, were due to poor economic conditions causing the companies to no longer meet our "Consistency of Operating Earnings Growth" criterion. Those Strattec shares still held have done well in a hard market, as the stock is up over what was first paid for it.

     In addition to these Strongest Seven held in our portfolio for a full year, four out of the six stocks owned for less than a year (all domestic) rose for us by year-end. The two exceptions each had singe-digit losses.

                                THE WEAKEST SEVEN
                                =================

     The following stocks were our portfolio's weakest performers for 2001. Again, we will be discussing them in order of size within our portfolio, and only those held for the entire year.

                            1.  RATHBONE BROTHERS PLC
                                ---------------------

     Prior to 2001, Rathbone Brothers has been such an outstanding performer for more than 3 1/2 years since we first invested in this British investment manager/stockbroker, that we are quite unaccustomed to discussing it in our Weakest Seven section. It is also unusual for us to have our portfolio's second largest holding here, as most of these seven are less than one-half the size of a full-sized position. What is not unusual is that this company, even in a depressed market that saw brokers and investment management particularly out of favor, saw only a 7% decline. This represents a strong recovery in the fourth quarter of 2001, following a deep drop earlier in that year, and does not include a substantial dividend.

     Despite this solid company's share price nearly tripling since we first purchased it over 4 1/2 years ago, it is a wonderful bargain selling for less than its cash (net of debt) per share at year-end. Consequently, you will find it used as an example of our value criterion, "Price/Earnings Multiple," on page 18.

                              2. ROXBORO GROUP PLC
                                 -----------------

     Unlike Rathbone, Roxboro, our next company in this section and fifth largest holding overall, did truly suffer in this difficult bear-market year. Roxboro's share price declined 36% during the year of 2001. Although the share price of this British-based international specialist electronics company has lagged behind the high-tech group in a rebound, Roxboro has been a plus for us in the long term. This is certainly illustrated in its share price gain of more than 20% since our first purchase over three years ago.

     At this writing, its post-year rise extends its long-term gain to about 40%, not including some sizable dividends paid. While Roxboro has many businesses that continue to grow, we may take some profits on part of our holding, at these higher prices, to reduce risk in a very well-managed company that is unfortunately quite vulnerable to the down cycle in computers and telecommunications.

                             3.  BREWIN DOLPHIN PLC
                                 ------------------

     While Brewin Dolphin PLC, another U.K. investment manager/stock broker, enjoyed the best fourth quarter bounce of all foreign stocks we hold, it still suffered in 2001 with a 36% full-year decline. The one consolation is that our Brewin Dolphin investment is significantly smaller than both our Roxboro and Rathbone holdings.

     The company has been in our portfolio for nearly three years. It was held for less than a year before a sharp rise in its price, plus a greater overall risk due to rising interest rates at that time, caused us to take profits on more than half of our Brewin Dolphin investment. Those shares remaining, much like the long-term success of Roxboro, are profitable, with an even better multi-year rise for Brewin Dolphin.

                                4. V.T. HOLDING
                                   ------------

     Our next largest holding among this group of poor performers, VT Holding, fell 53% in 2001, giving it the distinction of being our only holding down more than 40% for this very difficult year. Although the recession has taken somewhat of a toll on some of its highly varied manufacturing business, VT Holding seems undervalued, as earnings have, overall, held up very well. Not well enough for us to be able to add further to our investment, however.

     This company, much like Roxboro, has grown into a multi-niched industrial powerhouse, through several well-managed acquisitions. It also continues to do a lot of the right things in disposing of certain divisions which no longer fit their long-term directions, and using the proceeds to pay off debt.

     The current market is severely undervaluing the stock, even more than when we first purchased them three years ago. Despite its strong earnings growth, with a small drop this past year, its share price dropped over 20% since our initial investment as through year-end 2001. However, a strong beginning to the new year has now propelled VT Holding from its ultra-low year-end close and it is now even higher than what we first paid for it.

                                  5. NOVARTIS
                                     --------

     One of our smallest holdings among the Weakest Seven, less than 2% of our net assets, is the giant Swiss pharmaceutical company Novartis that has made our best performing list many times in years past. Even its 16% drop in share price, this past year (a lesser negative total return when including a dividend), isn't that poor a showing for what was an extremely difficult year.

     After having profited on varying sales nearly four years to about six and a half years after we began to invest in this fine company, we continue to hold the rest, more than three years after the last sale. Our investment was reduced through these earlier sales because it is both outside our buy range and their rate of earnings growth is slowing.

     Long-term, Novartis may reac-celerate its growth rate in earnings, given the expected success of its new, and amazingly effective, cancer fighting drug. The last shares of Novartis bought are those we currently still hold (acquired in July, 1993), and even after the drop this year have nearly quadrupled in value.

                            6. MEN'S WEARHOUSE, INC.
                               ---------------------
                            7. WESTFAIR FOODS, LTD.
                               --------------------

     Men's Wearhouse is our sixth largest holding among the Weakest Seven. It is our seventh smallest among all our holdings at year-end, and Westfair Foods is even smaller. Therefore, they are being discussed together since their importance to our portfolio is limited. Men's Wearhouse declined 24% in the difficult stock market of 2001, while Westfair's price dipped a single-digit percentage.

     We first purchased Men's Wearhouse in 1998, when a stock market decline gave us an excellent opportunity at the bargain price we require. After an immediate rebound in the stock market, this clothing retailer's P/E multiple no longer met our value requirement for purchase. Consequently, nearly half of our holding was sold in 1998 and 1999 for substantial profits.

     After a drop in Men's Wearhouse's price during 2000, we added to our holding in January of 2001. Unfortunately, a downturn in the retail environment is causing an uncharacteristic earnings decline during their current fiscal year ended February 2, 2002. This has necessitated the reduction of our holding at a price below our most recent purchase, but above our original purchase price, as they no longer meet our "Consistency of Operating Earnings Growth" criterion.

     While Westfair Foods is also a North American retailer, its grocery merchandise is recession resistant, and this stock is more influenced by the status of the latest litigation brought by shareholders seeking to be recognized as participants to Westfair's considerable growth over the years. Any success in the courtroom has the potential for a substantial windfall profit for Westfair Class A shareholders, including Z-Seven. If not, our small holding has very little overall risk. Perhaps Westfair, Men's Wearhouse, and other stocks among our Weakest Seven during 2001 will be among our strongest next year, as has been the case this year and many times before.

                      PERFORMANCE AND FINANCIAL INFORMATION
                      =====================================

     In the table below, we have outlined earnings growth, balance sheet statistics, and share price performance for Z-Seven Fund's TWELVE LARGEST INVESTMENTS AT YEAR-END (comprising 82% of our common stock market value).

                                      Earnings Growth        CURRENT BALANCE SHEET
                                      (1990 - 2000) (a)            Total Debt
                                    # of           Annually   (long-and short-term)       SHARE PRICE (C)
                                    Down          Compounded         as % of     ---------------------------------
                                   Years For       Earnings           Working    Year End    Year End        %
                                   Earnings       Growth Rate         Capital      2000        2001        Change
                                   -------------------------------------------------------------------------------
1. Jardine Lloyd Thompson PLC             0               +24%           0%       483.5(d)     616.5  (d)     +28%
2. Rathbone Bros. PLC                     1               +26%       NO DEBT !    956.0     (d)892.5  (d)      -7%
3. U.S. Physical Therapy, Inc.            0  (b)          +53%  (b)     19%               New Investment (e)
4. Forrester Research, Inc.               0               +53%       NO DEBT!             New Investment (f)
5. Roxboro Group PLC                      1               +27%          33%       341.5(d)     219.0  (d)     -36%
6. Barratt Development PLC                0               +36%           6%       297.0(d)     421.8  (d)     +42%
7. Brewin Dolphin PLC                     2               +26%       NO DEBT !    197.5(d)     126.5  (d)     -36%
8. National Dentex, Corp.                 0               +28%       NO DEBT !    19.63        24.18          +23%
9. Factset Research Systems, Inc.         0               +31%       NO DEBT !            New Investment (g)
10. United Guardian, Inc.                 1               +24%       NO DEBT !            New Investment (h)
11. Hughes Supply, Inc.                   2               +25%           74%       17.94       30.87          +72%
12. Insight Enterprises, Inc.             0               +75%            6%       17.94       24.60          +37%

WEIGHTED AVERAGE FOR TOTAL
EQUITY STOCKS HELD IN Z-SEVEN'S
PORTFOLIO AT YEAR END, 12/31/01         1/2               +34%           51%                                   -4%

S&P 500 STOCK INDEX                       2                +9%        2,011%      1,320.28  1,148.08          -13%

     (a) Companies which have fiscal years reported for 2001 have been updated to 1991-2001.
     (b) U.S. Physical Therapy's first profitable year was 1995, used as a base year for these calculations.
     (c)  Prices are adjusted  to  reflect  the  impact  of  stock  splits.
     (d)  Prices in British  pence  (.01  pound  sterling)  per  share.
     (e) Share price of U.S. Physical Therapy is up 4% from our first purchase in May 2001.
     (f) Share price of Forrester Research is up 6% from our first purchase in April 2001.
     (g) Share price of Factset Research is up 44% since our first purchase in August 2001.
     (h) Share price of United Guardian is down 8% since our first purchase in August 2001.

                                PAST PERFORMANCE
                                ================

The following is an historical look at our portfolio's performance, year by year, through the 1990s. Portfolio returns are calculated after deducting commissions, but do not reflect expenses charged at the Fund level. Returns on an investment in the Fund will also vary from these returns based on the market value of the Fund's shares.

PERFORMANCE  IN  2000

     We began the year 2000 with a streamlined portfolio of superb growth companies. Very early in the year, we eliminated at substantial profits those stocks that were no longer undervalued.

     As the NASDAQ Composite suffered its worst year in history during 2000, and the S&P 500 Index its worst since 1977, the year was obviously a difficult one. While we ended it somewhat disappointed with an investment portfolio decline of 6%, we were also relieved by the ability to achieve growth in our net asset value during three of the four quarters. This helped control our annual losses relative to other funds.

PERFORMANCE  IN  1999

     In 1999, an upturn in interest rates and poor broad market conditions were serious concerns. In accordance with our selling discipline, negative monetary conditions and broad market divergent behavior (vs. popular market indices) prompted precautionary measures and a significant selling program. In a year when the majority of stocks listed on the Nasdaq and U.S. Exchanges were down in price, Z-Seven's investment portfolio dipped 2%. For more details regarding this difficult year, please see This Year's Best Question, page 7.

PERFORMANCE  IN  1998

     The year of 1998 was quite a roller coaster for stocks. The ride went up in the beginning, and by mid-April our portfolio had already gained 17%. The big drop came in late July and throughout August, when nothing was spared. The Russell 2000 Index of secondary stocks declined 38% from its peak in the spring, while our portfolio suffered a 33% drop from the spring high through the bottom on October 8, 1998. Thanks to the recovery of stock markets in which we were invested, although still hindered by secondary shares being out of favor, Z-Seven's investment portfolio finished the year with a positive return of 9%. While it may not appear that significant, this advance in a year that saw the Russell 2000 Index down by nearly 4% seems noteworthy to us.

PERFORMANCE  IN  1997

     During the year, the Fund reduced exposure to troublesome monetary and broad market conditions in the U.K. by eliminating many British holdings that no longer met the criteria. Most of the new investments made in 1997 were domestic small caps, and gave us a well-diversified portfolio. Z-Seven's fourteenth year closed with a 21% annual return on our investment portfolio in a market that greatly favored blue-chip stocks and bonds.

PERFORMANCE  IN  1996

     This year was a landmark period for U.S. and European markets, with record highs and a volatile environment for specific stock sectors. While the mature bull market of this year saw prices driven by expectations, our approach focused on long-term growth investing designed to avoid chasing after the latest market trends. Z-Seven's thirteenth year closed with an 18% annual return on our investment portfolio, which was dominated by U.K. and Western European stocks.

PERFORMANCE  IN  1995

     Our 1995 portfolio was primarily invested in the U.K. and Western Europe, and increased each and every quarter along with our net asset value. Out of 98 World Equity Funds, Z-Seven was ranked #1 by Lipper Analytical Services for that year (as reported in January 1, 1996 Barron's), despite holding substantial cash reserves as U.K. interest rates were rising for a large portion of 1995. Our Fund's twelfth year closed with better than 32% growth in our investment portfolio.

PERFORMANCE  IN  1994

     We started 1994 with nearly 22% in domestic holdings, and by the close held only 2% in the U.S. The rest of our portfolio was invested entirely in Western European equities, primarily those traded in the U.K. We accomplished the feat of not losing money during a time when markets at home and in Europe faced difficult conditions. All in all, Z-Seven's eleventh year closed with better than 1% growth in our investment portfolio.

PERFORMANCE  IN  1993

     Europe battled against a recession in 1993 with low interest rates. This created a positive environment for the European markets, which represented nearly 80% of Z-Seven's holdings. Our investment portfolio and per share net asset value grew for all four quarters of 1993. Our Fund's tenth year closed with 19% growth in our investment portfolio.

PERFORMANCE  IN  1992

     In 1992, European secondary issues, which made up nearly 80% of our portfolio, suffered a severe blow when Denmark voted against the Maastricht Treaty (designed to stabilize economic and political relationships in the European community). This caused a five-month decline in the market prices of most European investments in our portfolio. Our ninth year as a public company was our least productive to that date, with a more than 12% loss in our portfolio.

PERFORMANCE  IN  1991

     The year of 1991 brought wonderful news to our portfolio. About two thirds of our investments were invested in the U.K. Z-Seven Fund was the performance leader for that year among all closed-end and open-end funds invested primarily in Europe. Our eighth year as a public company was our most productive, with a 54% gain in our portfolio.

PERFORMANCE  IN  1990

     While we were excited with the returns in 1991, it was the defensive performance in the bear-market year of 1990 that we are most pleased with. By the end of 1990, our search for exceptional value gave us a portfolio invested 67% in the U.K. and Western Europe, and 28% in the U.S. In a very difficult year for markets around the world, the Fund was able to minimize portfolio losses to just over 5% in our seventh year as a public company. Relative to other closed-end funds invested primarily in Europe, Z-Seven was the performance leader at year-end, based on market value.

WHAT  ABOUT  THE  FIRST  SIX  YEARS  OF  OUR  HISTORY?

Very  good news, for the most part. Please see This Year's Best Question on page
7.

                          SPECIAL FEATURE OF THE FUND
                          ===========================

BONUS/PENALTY  PERFORMANCE  INCENTIVE

     Z-Seven's net asset value performance (after expenses) must exceed the S&P 500 by ten percentage points (as an example: 15% for Z-Seven vs. 5% for the S&P
500) for the Adviser to earn a minimum quarterly bonus of one quarter of one percent.

     This unique bonus/penalty arrangement between Z-Seven and its Adviser is not just theoretical. It is one resulting in actual payments to or by Z-Seven's Adviser.


     During the year 2001, the Adviser paid performance penalties totaling $139,003.

     The performance arrangement compares Z-Seven's net asset value (even after all ordinary expenses) vs. an expense-free S&P 500 for the latest 12-month period.

Special bonus/penalty incentive:

Trailing 12 months    Quarterly
% Point Difference  Bonus/Penalty
------------------  --------------
0 to   9.9                      0%
10 to 14.9                    1/4%
15 to 19.9                    3/8%
20 to 24.9                    1/2%
25 to 29.9                    5/8%
30 to 34.9                    3/4%
35 to 39.9                    7/8%
40 to 44.9                      1%
45 to 49.9                  1 1/8%
50 to 54.9                  1 1/4%
55 to 59.9                  1 3/8%
60 to 64.9                  1 1/2%
65 to 69.9                  1 5/8%
70 to 74.9                  1 3/4%
75 to 79.9                  1 7/8%
80 to 84.9                      2%
85 to 89.9                  2 1/8%
90 to 94.9                  2 1/4%
95 to 99.9                  2 3/8%
100 or more                 2 1/2%

                       INVESTMENT OBJECTIVES AND POLICIES
                       ==================================

     The investment objective of the Fund is long-term capital appreciation through investment in quality growth companies whose shares are undervalued.

FOREIGN SECURITIES

     The Fund may invest up to 100% of its total asset value in securities of foreign issuers. Only developed markets, not emerging markets, are considered safe for our global diversification. As a result, in our own Western Hemisphere, we invest in the U.S. and Canada only (not in Latin America). In Europe, we invest only in Western and Northern nations, not in Eastern countries. In the Pacific, we have only invested in Japan and Australia. We do not invest in Africa or Asia (other than Japan).

OPTIONS ON STOCK INDICES AND INDEX FUTURES

     The Fund may purchase and sell call and put options on stock indices and index futures traded on U.S. or foreign stock exchanges as an alternative method of hedging market fluctuations, or to hedge against the possible opportunity cost of a large cash holding. Purchases and sales of options will also be made to close out open option positions.

FOREIGN CURRENCY CONTRACTS

     The Fund currently engages in hedging as a means of risk protection against losses due to adverse currency fluctuations. To this extent, the Fund engages in transactions using forward currency exchange contracts. Since there is no initial payment or any cash payments on daily mark-to-markets using foreign currency contracts, this hedging method gives the Fund the ability to invest all of its assets in common stocks.

SHARE  REPURCHASES

     Notice is hereby given, in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, at market prices, from time to time, shares of its common stock in the open market. Please, see "Share Repurchases" on page 4 of the Letter to Our Shareholders.

                              GENERAL INFORMATION
                              ===================

THE FUND

     Z-Seven Fund, Inc. is a non-diversified, closed-end management investment company whose shares trade on the Nasdaq National Market System and on the Pacific Exchange.

     The Fund is managed by TOP Fund Management, Inc., (the Adviser), whose president is Mr. Barry Ziskin.

SHAREHOLDER INFORMATION

     Net asset value and market price information about the Fund shares are published each Monday in Barron's and The Wall Street Journal. For a current quote of the stock price, shareholders can contact stock brokers and/or automated quoting systems. The Fund may be contacted directly for latest net asset value.

     Very often shares can be bought or sold for a more advantageous price on either (but not both) of the markets. Be sure to get quotes on both the ZSEV (Nasdaq) and ZSE (Pacific) before you place your order. As a thinly-traded stock, shareholders are encouraged to consult brokers regarding best execution, including the possibilities of limit orders to achieve this goal.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS

     A dividend and capital gains reinvestment program is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock.

     Shareholders who wish to participate in the program and have physical possession of their share certificates (holders of record) should contact Wells Fargo Bank Minnesota, Shareowner Services, our Transfer Agent, at (800) 468-9716. Shareholders who do not have physical possession of their share certificates (street name) should call their broker or custodian.

     Deemed distributions of taxes we pay on long-term capital gains are not part of this plan.


Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
at December 31, 2001
--------------------------------------------------------------
Investment Securities (a)                  Shares     Value
--------------------------------------------------------------
Common Stocks
--------------------------------------------------------------
BUILDING & MATERIALS  -  7.6%

 Barratt Developments PLC                   70,000  $  429,408
 Hughes Supply, Inc.                         6,600     203,742
                                                    ----------
                                                       633,150
                                                    ----------

COMPUTER SALES & SERVICES  -  2.4%

 Insight Enterprises, Inc. (b)               7,980     196,308
                                                    ----------
                                                       196,308
                                                    ----------

CONFECTION  -  1.5%

 Lindt & Spr ngli AG                           230     128,917
                                                    ----------
                                                       128,917
                                                    ----------

ELECTRONIC COMPONENTS  -  8.4%

 Avocent Corp. (b)                           7,700     186,725
 The Roxboro Group PLC                     162,700     518,265
                                                    ----------
                                                       704,990
                                                    ----------

HEALTH & PERSONAL CARE PRODUCTS - 7.4%

 National Dentex Corporation (b)            11,000     265,980
 Novartis AG                                 3,960     143,201
  United Guardian, Inc.                     40,400     208,060
                                                    ----------
                                                       617,241
                                                    ----------

HEALTH SERVICES - 7.6%

 U.S. Physical Therapy, Inc. (b)            39,150     632,664
                                                    ----------
                                                       632,664
                                                    ----------

--------------------------------------------------------------
Investment Securities (a)                  Shares     Value
--------------------------------------------------------------
Common Stocks
--------------------------------------------------------------

INFORMATION & RESEARCH SERVICES - 9.7%


 Factset Research, Inc.                      6,000  $  209,700
 Forrester Research (b)                     29,900     602,186
                                                    ----------
                                                       811,886
                                                    ----------

INSURANCE BROKERS - 15.1%

 Jardine Lloyd Thompson Group PLC          140,700   1,261,657
                                                    ----------
                                                     1,261,657
                                                    ----------

INVESTMENT MANAGERS - 12.4%

 Brewin Dolphin PLC                        152,800     281,137
 Rathbone Brothers PLC                      58,000     752,921
                                                    ----------
                                                     1,034,058
                                                    ----------

MANUFACTURING - AUTO. & INDUSTRIAL - 5.9%

  Plexus, Corp. (b)                          5,100     135,456
 Strattec Security Corporation (b)           4,800     169,200
 VT Holding A/S (Cl B)                       9,965     192,255
                                                    ----------
                                                       496,911
                                                    ----------

RETAIL  -  2.2%

 The Men's Wearhouse, Inc. (b)               6,600     136,290
 Westfair Foods                                360      47,514
                                                    ----------
                                                       183,804
                                                    ----------

See accompanying notes to financial statements.


Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
at December 31, 2001  (Continued)

----------------------------------------------------------------
Investment Securities (a)                  Shares       Value
----------------------------------------------------------------
Common Stocks
----------------------------------------------------------------
OTHER  -  0.5%

 Abbeycrest PLC                              10,000       13,745
 Ballantyne of Omaha, Inc. (b)               50,505       27,778
 Syngenta International AG (b)                   24        1,244
                                                      ----------
                                                          42,767
                                                      ----------

----------------------------------------------------------------
TOTAL COMMON STOCKS  -  80.7%

 (Cost $5,737,763)                                    $6,744,353
----------------------------------------------------------------

----------------------------------------------------------------
Short Term InvestmentsEffective Rate
----------------------------------------------------------------
U.S. TREASURY BILLS - 14.9%
Par $1,250,000, matures 3/7/02                1.725%  $1,246,213
                                                      ----------
    Total (Cost $1,246,213)                           $1,246,213
----------------------------------------------------------------

----------------------------------------------------------------
TOTAL INVESTMENT IN SECURITIES -  95.6%
 (Cost $6,983,976)                                    $7,990,566
----------------------------------------------------------------
CASH, RECEIVABLES, AND OTHER ASSETS
 LESS LIABILITIES  -  4.4%                            $  363,677
----------------------------------------------------------------
NET ASSETS  -  100.0%
 (Equivalent to $4.27 per share based
 on 1,957,592 shares of capital stock
 outstanding)                                         $8,354,243
================================================================

(a)  Percentages  based  on  net  assets  of  $8,354,243.
(b)  Non-income  producing  investment.
(c) Aggregate cost for federal income tax purposes was the same as for book purposes, $6,983,976 at December 31, 2001. Net unrealized appreciation for all securities was $1,006,590. This consisted of aggregate gross unrealized appreciation of $1,714,975 of securities with an excess of fair value over tax cost and aggregate gross unrealized depreciation of $708,385 of securities with excess tax cost over fair value.

---------------------------------------------
COMMON STOCKS BY COUNTRY
---------------------------------------------
Percent   Country                       Value
---------------------------------------------
 44.1%    United States            $2,974,089
 48.3     United Kingdom            3,257,132
  2.8     Denmark                     192,255
  4.1     Switzerland                 273,363
  0.7     Canada                       47,514
---------------------------------------------
100.0%                             $6,744,353
---------------------------------------------

See accompanying notes to financial statements.


Z-Seven Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES
at December 31, 2001


ASSETS

Investments in securities, at value
  (identified cost $6,983,976)                     $  7,990,566
Cash                                                    460,076
Receivables
  Dividends and interest                                 10,985
Other assets                                              2,375
                                                   -------------
Total assets                                          8,464,002
                                                   -------------

LIABILITIES

Payables
 Foreign exchange - contracts                            53,989
 Due to investment adviser                                6,047
Other accrued expenses                                   49,723
                                                   -------------
Total liabilities                                       109,759
                                                   -------------
NET ASSETS                                         $  8,354,243
                                                   =============

NET ASSETS REPRESENTED BY
Capital stock, $1.00 par value:
 7,700,000 shares authorized,
 3,268,858 shares issued                           $  3,268,858
Additional paid-in capital                           20,956,440
Treasury stock,
 1,311,266 shares, at cost                          (10,450,859)
                                                   -------------
                                                     13,774,439
Accumulated net realized loss on
 investments, options and currency
 transactions                                        (6,378,800)
Net unrealized gain on investments,
 options and currency translations                      958,604
                                                   -------------

NET ASSETS (EQUIVALENT TO $4.27 PER
 SHARE BASED ON 1,957,592 SHARES
 OF CAPITAL STOCK OUTSTANDING)                     $  8,354,243
                                                   =============


Z-Seven Fund, Inc.
STATEMENT OF OPERATIONS
Year Ended December 31, 2001

INVESTMENT INCOME
Dividends, net of nonreclaimable
 foreign taxes of  $12,238                         $    117,358
Interest                                                 67,533
                                                   -------------
Total investment income                                 184,891
                                                   -------------

EXPENSES
Investment advisory based fee                           136,637
Performance penalty                                    (139,003)
Compensation and benefits                               107,312
Transfer agent fees                                      10,786
Professional fees                                        55,288
Custodian fees                                           26,524
Printing and postage expenses                             7,210
Office expenses                                          26,856
Insurance expense                                         1,414
Directors' fees and expenses                             18,014
Dues and filing fees                                     13,818
Rent expense                                             18,941
Excise Tax                                               19,419
                                                   -------------
Total expenses                                          303,216
 Expense reimbursement from Adviser                     (40,215)
Expenses reduced through offset
 arrangements                                            (7,047)
                                                   -------------
Net expenses                                            255,954
                                                   -------------
Net investment loss                                     (71,063)
                                                   -------------

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments,
 options and currency transactions                   (4,110,170)
Change in unrealized gain (loss) of
 investments, options and currency
 translations                                          (548,122)
                                                   -------------
Net loss on investments, options,
 and currency transactions                           (4,658,292)
                                                   -------------
Net decrease in net assets
 from operations                                    ($4,729,355)
                                                   =============

See accompanying notes to financial statements.


Z-Seven Fund, Inc.
STATEMENT OF CHANGES IN NET ASSETS
Years Ended December 31, 2001
and December 31, 2000

                                    2001          2000
                                ------------  ------------
NET ASSETS,
Beginning of Year               $13,880,553   $17,568,865
                                ------------  ------------

OPERATIONS
Net investment income (loss)        (71,063)       82,620
Net realized gain (loss) on
 investments, options and
 currency transactions           (4,110,170)      262,023
Change in unrealized
 gain (loss) of investments,
 options,  and currency
 translations                      (548,122)   (1,353,746)
                                ------------  ------------
Net decrease in net assets
 from operations                 (4,729,355)   (1,009,103)
                                ------------  ------------

DIVIDENDS AND DISTRIBUTIONS
From net investment income          (82,620)     (225,797)
From net realized gain on
 investments, options and
 currency transactions             (421,169)            0
                                ------------  ------------
Decrease in net assets from
 dividends and
 distributions                     (503,789)     (225,797)
                                ------------  ------------

SHARE TRANSACTIONS
Treasury stock purchases           (334,859)   (2,472,100)
Reinvested dividends and
 distributions                       41,693        18,688
                                ------------  ------------
Decrease in net assets
 from share transactions           (293,166)   (2,453,412)
                                ------------  ------------

Net decrease in net assets       (5,526,310)   (3,688,312)
                                ------------  ------------

NET ASSETS,
End of Year (including
 undistributed net investment
 income of $0 and
 $82,620,  respectively)        $ 8,354,243   $13,880,553
                                ============  ============


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Z-Seven Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company incorporated under the laws of Maryland on July 29, 1983, and became a publicly traded company on December 29, 1983.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION - Securities and options traded on national securities exchanges, other than the London Stock Exchange, are valued at the last sale price or, in the absence of any sale, at the closing bid price on such exchanges or over the counter, except VT Holding A/S which is valued at the midpoint between the bid and the ask. Securities traded on the London Stock Exchange are valued at the mid-close price. If no quotations are available, the fair value of securities is determined in good faith by the Board of Directors (the Board). Temporary investments in short-term money market securities are valued at market based on quoted third-party prices. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the date of valuation.

     FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its net investment taxable income, if any, annually.

See accompanying notes to financial statements.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions of net capital gains to shareholders are recorded on the ex-dividend date.

     Investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on foreign denominated assets and liabilities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Due to the tax treatment of certain income and capital gain items, as of December 31, 2001, the Fund has reclassified $71,063 from accumulated net investment loss to paid in capital.

     SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are determined on the basis of identified cost for book and tax purposes.

     FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and

(ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

     Investment companies generally do not isolate that portion of the results of operations that arises as a result of changes in exchange rates from the portion that arises from changes in market prices of investments during the period. When foreign securities are purchased or sold, the Fund acquires forward exchange contracts as of the trade date for the amount of purchase or proceeds, and no exchange gains or losses are thus realized on these transactions. Foreign dividends are shown net of foreign exchange gains or losses, which arise when currency gains or losses are realized between the ex-dividend and payment dates on dividends.

     FORWARD CURRENCY CONTRACTS - As foreign securities are purchased, the Fund enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) on investments, options and currency transactions in the Statement of Operations.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and contingent liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 2 - TREASURY STOCK TRANSACTIONS

     From January 1, 2000 through December 31, 2001, the Board of Directors authorized the following purchases of the Fund's capital shares on the open market:

                             Average
      Number of              Discount
Year  Shares     Cost        Per Share
----  ---------  ----------  ----------
2001     56,700  $  334,859  $     0.12
2000    319,800  $2,472,100  $     0.21


     In 1996, the Fund established a distribution reinvestment plan (DRIP) to allow shareholders to reinvest their distributions in shares of the Fund. When the Fund is selling at a premium, distributions will be reinvested at the greater of net asset value or 95% of the market price. When the Fund is selling at a discount, distributions will be reinvested at market price. On October 26, 2001 distributions of $41,693 were reinvested into 9,857 additional shares of the Fund at a net asset value of $4.23 per share.

     In 1992, the Fund reissued all of its existing treasury stock in addition to newly issued stock in a private placement of shares to Agape Co., S.A. in exchange for securities which were generally the same as those contained in the Fund's portfolio. A total of 698,210 unregistered Fund shares were issued to Agape in the transaction at a slight premium to net asset value. The federal income tax basis of the securities received by the Fund in this transaction was equivalent to the market value of those securities on the date of the transaction. At December 31, 2001 pursuant to filings with the SEC, Agape owned 21% of the Fund shares outstanding. The Fund is obligated to register these shares for sale in the open market upon Agape's request. Previous negotiations for the repurchase of these shares by the Fund have been discontinued.

NOTE 3  -  PURCHASES  AND  SALES  OF  SECURITIES

     The cost of purchases and proceeds from sales of investment securities (excluding short-term money market securities and options) during the year ended December 31, 2001, were:

             Common Stocks        Treasury Bills
             -------------        --------------
Purchases     $ 7,519,756          $ 3,723,130
Sales         $ 6,416,790          $ 7,956,463

NOTE 4 - FOREIGN CURRENCY CONTRACTS

     At December 31, 2001, the Fund had the following open forward currency contracts:


Settlement  Currency to   Currency to        Unrealized
Date        Receive       Deliver            Depreciation
----------  ------------  -----------------  -------------
                          2,023,117
                          British
2/20/02     $  2,905,803  Pounds             $      28,526

2/21/02          407,121  707,698                   19,460
            ------------  Swiss Francs       -------------
            $  3,312,924                     $      47,986
==========================================================

NOTE 5 - OPTIONS TRANSACTIONS

     The Fund may purchase and sell call and put options on stock indices that are traded on national securities exchanges as a method of hedging market fluctuations or to hedge against the possible opportunity cost of a large cash holding. The Fund may liquidate the call and put option purchased or sold by effecting a closing sale transaction (rather than exercising the option). This is accomplished by purchasing or selling an option of the same series as the option previously purchased or sold. There is no guarantee that the closing sale transaction can be effected. The Fund will realize a profit from a closing transaction if the price at which the transaction is effected is greater than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the price is less than the premium paid.

     An option may be closed out only on an exchange which provides a market for options on the same index and in the same series. Although the Fund will generally purchase or sell only those options for which there appears to be an active market, there is no assurance that a liquid market on the exchange will exist for any particular option, or at any particular time. In such event, it might not be possible to execute closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit.

     The cost of option contracts purchased, and the proceeds from option contracts sold during the year ended December 31, 2001 were $12,961,642 and $10,601,259, respectively.

NOTE 6  -  LEASE  COMMITMENTS

     The Fund is obligated under a three-year operating lease extension for its Mesa, Arizona corporate office, which expires on June 30, 2004.
Minimum  lease  payments  due  are  outlined  in  the  following  table.

Year ended December 31:
  2002                         26,384
  2003                         26,765
  2004                         13,383
                              -------
Total minimum lease payments  $66,532
                              =======

     Rent expense for the year ended December 31, 2001 was $18,941. See Note 12.

NOTE 7  -  INVESTMENT  ADVISORY  FEES  AND  PERFORMANCE  BONUS/PENALTIES

     TOP Fund Management is the Fund's investment adviser (the "Adviser"). Under an agreement between the Fund and the Adviser, the latter supervises the investments of the Fund and pays certain expenses related to employees principally engaged as directors, officers, or employees of the Adviser. The agreement provides for base management fees ("base fees") equal to .3125% per quarter (equivalent to 1.25% per annum) of the average daily net assets of the Fund. For the year ended December 31, 2001, the base fees aggregated $136,637

     In addition to the base fees, the Adviser will receive a bonus for extraordinary performance or pay a penalty for underperformance. The bonus/penalty performance arrangement uses the S&P 500 as a measure of performance against which the Fund's net asset value's performance will be measured. The bonus/penalty is payable at the end of each calendar quarter and will not exceed 2.5% of the average daily net assets in the calendar quarter. The performance penalty can exceed the base fees. The bonus/penalty arrangement will not become operative unless the performance of the Adviser exceeds, either positively or negatively, the S&P 500 percentage change during the same period of time by more than 10%. For the year ended December 31, 2001, the performance penalty aggregated $139,003.


     The agreement also provides that if the Fund's expenses on an annual basis (including the base fees, but excluding any bonus or penalty payments, taxes, interest, brokerage commission, and certain litigation expenses) exceed 3.5% of the average daily net assets up to $20,000,000 plus 1.5% of the average daily net assets in excess of $20,000,000, the Adviser shall reimburse the Fund for any such excess up to the aggregate amount of the base fees. For the year ended December 31, 2001, an expense reimbursement of $40,215 was required.

NOTE 8  -  DISTRIBUTIONS  TO  SHAREHOLDERS

     On September 13, 2001, the Board of Directors declared a remainder distribution of $503,789, approximately $0.26 per share. This represented undistributed net investment income for 2000 of 82,620 and undistributed long-term capital gains of $421,169. These distributions were paid on October 26, 2001, to shareholders of record on October 11, 2001.

NOTE 9  -  FEDERAL  INCOME  TAX  INFORMATION

     The Fund generated a net capital loss carryforward of $5,464,745 during the year ended December 31, 2001, which is scheduled to expire on December 31, 2009. The carryover will offset any future net capital gains and no capital gain distributions will be made until the capital loss carryforward has been fully utilized or expires. For tax purposes, the Fund had current year deferred post October capital loss of $962,041. The loss will be realized for tax purposes on the first day of the succeeding year.

NOTE 10  -  RELATED  PARTIES

     Directors of the Fund who are not officers or otherwise affiliated with the Adviser are paid $500 per meeting plus out-of-pocket expenses. Audit Committee members are paid $1,000 ($1,500 for the Chairperson), plus reimbursement of expenses, for each Committee meeting a member attends. The maximum amount the Fund will pay per year to each member for Audit Committee meetings is $3,300 ($4,500 for the Chairperson).
At December 31, 2001, Barry Ziskin, an officer and director of the Fund, owned 586,897 shares of the Fund's capital stock, which represent 30% of the total Fund shares. He is also an officer and director of the Adviser.

NOTE 11  -  EXPENSE  OFFSET  ARRANGEMENT

     Through an arrangement with Standard & Poor's Securities ("S&P"), Commissions paid to S&P earn soft dollar credits. The Adviser may direct S&P to use the credits to pay certain Fund expenses. For the year ended December 31, 2001, the Adviser applied $7,047 of these soft dollar credits towards the payment of office expenses of the Fund.


NOTE 12 - EXPENSE ALLOCATION

     The Board reviews on an annual basis any expenses the Fund shares with the Adviser and its affiliates. The Board has approved allocating shared expenses and employment compensation for Fund employees who are not regular employees of the Adviser or its affiliates based generally on the ratio of assets under management between the Fund and the Adviser's affiliates, subject to annual review by the Board and a maximum allocation of any particular expense to the Fund of 75%.


INFORMATION  ABOUT  DIRECTORS  AND  OFFICER  (UNAUDITED)
--------------------------------------------------------

Name, (Age)                   Positions Held          Served                  Principal Occupation(s)
----------------------------  --------------  ----------------------  ---------------------------------------
and Address                     With Fund             Since                 During the Past Five Years
----------------------------  --------------  ----------------------  ---------------------------------------
Maria De Los Santos (39)      Director                      12/11/98  Independent Business Consultant
540 W. Gary Ave.                                                      (2000-present); Controller, DDC-I,
Gilbert, AZ 85233                                                     Inc. (1994-2000)

Albert I. Feldman (74) (1)    Director                       11/6/98  Retired, CFO, The San Francisco
184 Amber Dr.                                                         Advertiser (1970-1998)
San Francisco, CA  94131

Dr. Jeffrey Shuster (49)      Director                       3/16/86  President & CEO,
32 East Ridge Court                                                   Jeffrey Shuster, DDS, PC
Cheshire, CT 06410                                                    A Professional Corporation
                                                                      (1981-present)

Barry Ziskin (49) (2) (3)     Director,                      9/16/83  President, Ziskin Asset
1819 S. Dobson Rd., #109      President,                              Management, Inc. (1975-present);
Mesa, AZ  85202               Treasurer                               President, TOP Fund Management,
                                                                      Inc. (1983-present)

Rochelle Ziskin (47) (2) (4)  Director                       4/08/85  Assoc. Professor (2000-present), Asst.
4206 W. 74th Street                                                   Professor (1994-2000) Univ. of
Prairie Village, KS  66208                                            Missouri - Kansas City

Barbara Perleberg (32)        Secretary                       1/1/99  Compliance Officer, Z-Seven Fund,
1819 S. Dobson Rd., #109                                              Inc. (1998-present); Asst. Corporate
Mesa, AZ  85202                                                       Secretary, L. Roy Papp & Assoc.
                                                                      (1996-1998)

(1) Mr. Feldman is Trustee, with shared voting power, of the San Francisco Advertiser Profit Sharing Plan.
(2)  Considered  "Interested  Persons"  of  the  Fund
(3) Mr. Ziskin is the principal executive officer and only director of the Fund's Investment Adviser and its affiliate.
(4)  Ms. Ziskin is the sister of Barry Ziskin.


Z-Seven Fund, Inc.
FINANCIAL HIGHLIGHTS

The following represents selected data for a share outstanding throughout the year. All share and per share data has been adjusted to reflect the two-for-one stock split in December 1997. Financial Highlights include twelve years of information.

----------------------------------------------------------------------------------------
For the year ended December 31,                               2001      2000      1999
----------------------------------------------------------------------------------------

Net asset value, beginning of year                          $  6.92   $  7.57   $  7.80
                                                            --------  --------  --------
Net investment income (loss)                                  (0.04)     0.05      0.10
Net realized and unrealized gains (losses) on investments
   and currency transactions before income taxes              (2.35)    (0.62)    (0.28)
                                                            --------  --------  --------
Total increase (decrease) from investment operations          (2.39)    (0.57)    (0.18)
Distributions to shareholders from net investment income      (0.04)    (0.11)      -0-
Distributions to shareholders from net capital gains          (0.22)      -0-     (0.05)
Income taxes on capital gains paid on behalf of
   Shareholders                                                 -0-       -0-       -0-
Impact of treasury stock repurchases                            -0-      0.03       -0-
Capital contribution                                            -0-       -0-       -0-
                                                            --------  --------  --------
Net increase (decrease) in net asset value                    (2.65)    (0.65)    (0.23)
                                                            --------  --------  --------
Net asset value, end of year                                $  4.27   $  6.92   $  7.57
                                                            ========  ========  ========

Per share market value, end of year                         $  4.19   $  7.25   $  7.69
Total investment return (a)                                  (38.7%)    (4.2%)    (3.2%)
Ratio of expenses before performance bonus/penalty to
   average net assets (c)                                       4.0%      3.4%      3.2%
Ratio of expenses to average net assets (c)                     2.8%      3.1%      0.5%
Ratio of net investment income (loss) to average
   net assets                                                 (0.7%)      0.4%      1.2%
----------------------------------------------------------------------------------------
Portfolio turnover rate                                        74.6%      0.0%     14.9%
----------------------------------------------------------------------------------------
Number of shares outstanding, end of year (in 000's)          1,958     2,004     2,322
Net assets, end of year (in 000's)                            8,354    13,881    17,569
----------------------------------------------------------------------------------------

(a) Based on market price per share with dividends, distributions, and deemed distributions reinvested at lower of net asset value or closing market price on the distribution date.
(b) Calculations based on weighted average number of shares outstanding of 2,588,376 for the year.
(c) Ratios reflect expenses gross of expense offset arrangements and waivers for the years ended December 31, 1995 through December 31, 2001. Ratio of expenses net of expense waivers to average net assets is 2.4% for the year ended December 31, 2001.
(d) Total investment return without the capital contribution would have been 33.2%.

-----------------------------------------------------------------------------------------
1998        1997       1996      1995      1994      1993    1992(b)     1991      1990
--------  ---------  --------  --------  --------  --------  --------  --------  --------
7.55      $   8.20   $  8.74   $  8.32   $  8.50   $  7.56   $  8.83   $  6.08   $  6.62
--------  ---------  --------  --------  --------  --------  --------  --------  --------
-0-           0.11     (0.06)     0.06     (0.08)     0.06      0.02     (0.09)     0.08

0.55          1.05      1.01      1.88     (0.07)     1.11     (1.29)     2.84     (0.56)
--------  ---------  --------  --------  --------  --------  --------  --------  --------
0.55          1.16      0.95      1.94     (0.15)     1.17     (1.27)     2.75     (0.48)
(0.06)       (0.05)    (0.03)    (0.44)      -0-       -0-       -0-       -0-     (0.06)
(0.12)       (1.38)    (1.46)    (1.08)      -0-       -0-       -0-       -0-       -0-

(0.12)       (0.45)      -0-       -0-     (0.03)    (0.23)      -0-       -0-       -0-
-0-            -0-       -0-       -0-       -0-       -0-       -0-       -0-       -0-
-0-           0.07       -0-       -0-       -0-       -0-       -0-       -0-       -0-
--------  ---------  --------  --------  --------  --------  --------  --------  --------
..25          (0.65)    (0.54)     0.42     (0.18)     0.94     (1.27)     2.75     (0.54)
--------  ---------  --------  --------  --------  --------  --------  --------  --------
7.80      $   7.55   $  8.20   $  8.74   $  8.32   $  8.50   $  7.56   $  8.83   $  6.08
========  =========  ========  ========  ========  ========  ========  ========  ========

8.00      $  11.00   $ 10.25   $ 11.13   $  8.25   $  9.13   $  8.50   $ 10.75   $  6.38
(24.5%)    34.0%(d)      8.9%     58.3%    (9.3%)     10.2%   (20.9%)     68.6%      1.9%

3.8%           3.0%      3.2%      2.9%      2.7%      2.9%      3.5%      3.4%      3.6%
1.5%           1.0%      3.0%      2.0%      3.0%      2.1%      2.4%      4.3%      2.6%

(0.2%)         1.1%    (0.6%)      0.9%    (0.8%)      0.7%      0.2%    (1.1%)      1.4%
-----------------------------------------------------------------------------------------
73.1%        111.3%     66.4%     36.1%     17.5%     42.1%     17.9%     44.1%     42.8%
-----------------------------------------------------------------------------------------
2,545        2,671     2,785     2,771     3,032     3,188     3,269     2,571     2,592
19,855      20,161    22,841    24,220    25,241    27,097    24,714    22,687    15,756
-----------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                         REPORT OF INDEPENDENT AUDITORS
                         ==============================


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF Z-SEVEN FUND, INC.:


     We have audited the accompanying statement of assets and liabilities of Z-Seven Fund, Inc., including the schedule of investments as of December 31, 2001, and the related statement of operations for the year then ended, and statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the seven-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Z-Seven Fund, Inc. for each of the years in the five-year period ended December 31, 1994, were audited by other auditors whose report thereon dated January 30, 1995, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights for 1995 through 2001 referred to above, present fairly, in all material respects, the financial position of Z-Seven Fund, Inc. as of December 31, 2001, and the results of its operations, its changes in net assets and financial highlights for each of the periods indicated above, except for those indicated as having been audited by others, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

Los Angeles, California
January 25, 2002

RESULTS  OF  VOTING  (UNAUDITED)
--------------------------------

     Pursuant to the proxy statement mailed to shareholders in conjunction with the annual meeting of shareholders held on December 14, 2001, four proposals to be voted upon at the meeting were presented. Those proposals included:

     Proposal 1: Election of Directors. All Directors were nominees to the Board of Directors at this meeting. The Directors elected will hold office until the next annual meeting of shareholders or until his or her successor is duly elected and qualified.

                                         Withheld/
Nominee                       For        Against
----------------------------  ---------  ---------
M. De Los Santos              1,844,036      7,491
----------------------------  ---------  ---------
A. Feldman                    1,847,135      4,392
J. Shuster                    1,846,192      5,335
B. Ziskin                     1,846,596      4,931
R. Ziskin                     1,821,940     29,587


Proposal 2: Approval of selection of KPMG LLP as independent auditors to report on the financial statements of the Fund for the year ended December 31, 2001

                      For              Against        Abstain
                    ---------          -------        -------
                    1,850,590          22,837          27,440


Proposal 3:   Approval of the Investment Advisory Agreement between the Fund and
TOP  Fund  Management,  Inc.

                      For              Against        Abstain
                    ---------          -------        -------
                    1,265,046          561,770          29,050


Proposal 4: Authorize the proxies, in their discretion, to vote upon such other business as may properly come before the annual meeting of shareholders.

                      For              Against        Abstain
                    ---------          -------        -------
                    1,256,855          568,173          30,838

BOARD OF DIRECTORS

Barry Ziskin
President:
Z-Seven Fund, Inc.
TOP Fund Management, Inc.
Ziskin Asset Management, Inc.

Maria De Los Santos
Financial Consultant

Albert Feldman
Retired, San Francisco Advertiser, Inc.

Dr. Jeffrey Shuster
DDS PC
Private Practice

Rochelle Ziskin
Associate Professor
University of Missouri-Kansas City


INVESTMENT ADVISER

TOP Fund Management, Inc.


OFFICERS

Barry Ziskin, President & Treasurer

Barbara Perleberg, Secretary


CUSTODIAN

Investors Bank & Trust
New York, NY
TRANSFER AGENT

Wells Fargo Bank Minnesota, N.A.
Shareowner Services
161 N. Concord Exchange Street
South St. Paul, MN  55075
(800) 468-9716


INDEPENDENT AUDITORS

KPMG LLP
Los Angeles, CA


GENERAL COUNSEL

Kilpatrick Stockton LLP
Atlanta, GA


STOCK LISTINGS

Nasdaq National Market System
Symbol:  ZSEV

Pacific Exchange
Symbol:  ZSE


CORPORATE OFFICE

1819 S. Dobson Road
Suite 109
Mesa, AZ 85202
(480) 897-6214
Fax (480) 345-9227
Z-Seven.com
Zseven@aol.com